UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2017

Commission File Number:  000-23575

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

California	77-0446957
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

445 Pine Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

(805) 692-5821
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2017, the Company issued a Press Release announcing financial results for the quarter ended December 31, 2016.  A copy of the press release is attached as Exhibit 99.1 to this current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements. – not applicable

(b) Pro forma financial statements. – not applicable

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

The following exhibit is being furnished herewith:

99.1

Press Release dated January 27, 2017, titled “Community West Bancshares Earns $1.3 Million in 4Q16 and $5.2 Million for the Year; Assets Surpass $700 Million and Book Value Increases to $8.07 per Share; Declares Quarterly Cash Dividend of $0.035 Per Common Share”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY WEST BANCSHARES

Date: January 27, 2017	By:	/s/ Charles G. Baltuskonis
Charles G. Baltuskonis
Executive Vice President and Chief Financial Officer